UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2017

PVH CORP.
 (Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code  (212)-381-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of PVH Corp. (the "Company") was held on June 15, 2017 (the "2017 Annual Meeting").  There were present in person or by proxy at the 2017 Annual Meeting holders of 64,994,845 shares of the Company's common stock.  These shares present represented approximately 83% of the shares of common stock eligible to be voted at the meeting.  The holders of the common stock voted on the matters reported below.
The following directors were elected to serve for a term of one year:
	For	Against	Abstain	Broker Non-Vote
Mary Baglivo	61,430,999	114,267	22,085	3,427,494
Brent Callinicos	61,506,423	40,442	20,486	3,427,494
Emanuel Chirico	59,421,156	1,754,236	391,959	3,427,494
Juan R. Figuereo	61,498,831	46,897	21,623	3,427,494
Joseph B. Fuller	59,440,180	1,996,955	130,216	3,427,494
V. James Marino	61,438,827	106,867	21,657	3,427,494
G. Penny McIntyre	61,536,840	11,800	18,711	3,427,494
Amy McPherson	61,505,185	40,806	21,360	3,427,494
Henry Nasella	60,620,119	924,206	23,026	3,427,494
Edward R. Rosenfeld	61,529,531	15,695	22,125	3,427,494
Craig Rydin	61,029,269	516,237	21,845	3,427,494
Amanda Sourry	61,447,333	98,795	21,223	3,427,494

The proposal to approve, in a non-binding, advisory vote, the compensation paid to the Company's named executive officers was approved.  The vote was: FOR – 58,036,904; AGAINST – 3,478,930; ABSTAIN – 51,412; and there were 3,427,599 broker non-votes.
The proposal to determine, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to the Company's named executive officers should occur every one, two or three years received the following votes:  ONE YEAR - 55,895,000; TWO YEARS -  20,753; THREE YEARS - 5,625,544; ABSTAIN - 25,949; and there were 3,427,599 broker non-votes.
In light of the vote in favor of holding the non-binding, advisory vote on the compensation of the Company's executive officers on an annual basis and the recommendation of the Company's Board of Directors that such vote occur annually, the Board determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company's named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of the Company's named executive officers, which is currently scheduled for the annual meeting of stockholders to be held in 2023.
The proposal for Ernst & Young LLP to serve as the Company's independent auditors for its current fiscal year was ratified. The vote was: FOR – 63,939,654; AGAINST– 1,029,473; and ABSTAIN – 25,718.  There were no broker non-votes for this proposal.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ Mark D. Fischer
Mark D. Fischer, Executive Vice President

Date: June 16, 2017